UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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TRIBUTE PHARMACEUTICALS CANADA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRIBUTE PHARMACEUTICALS CANADA INC.
(formerly Stellar Pharmaceuticals Inc.)

AMENDED AND RESTATED NOTICE OF ANNUAL AND SPECIAL MEETING AND MANAGEMENT INFORMATION CIRCULAR

June 5, 2013

TRIBUTE PHARMACEUTICALS CANADA INC.
151 Steeles Ave E,
Milton, Ontario, L9T 1Y1
Canada

June 5, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual and Special Meeting of Stockholders of Tribute Pharmaceuticals Canada Inc. to be held at the Company’s offices located at  151 Steeles Ave E, Milton, Ontario, L9T 1Y1 Canada, at 11:00 A.M., Toronto time, on Thursday, June 20, 2013.

The notice of annual and special meeting and the proxy statement on the following pages cover the formal business of the Meeting. At the Meeting, management also will report on our current business and operations and will be available to respond to questions from stockholders.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. I urge you, therefore, to return a signed proxy card or vote by telephone or over the internet, so that you can be sure your votes are properly counted, even if you plan to attend the meeting. Information about voting procedures can be found in the proxy statement.

I hope you will join us.

Sincerely,

Robert Harris
Chief Executive Officer

TRIBUTE PHARMACEUTICALS CANADA INC.
(formerly Stellar Pharmaceuticals Inc.)

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

           NOTICE IS HEREBY GIVEN that the annual and special meeting (the "Meeting") of the shareholders of TRIBUTE PHARMACEUTICALS CANADA INC. (the "Company") will be held at the offices of Company, 151 Steeles Ave E, Milton, Ontario, L9T 1Y1 on Thursday, the 20th day of June, 2013 at the hour of 11:00 a.m. (Toronto time) for the following purposes:

1.	TO RECEIVE the financial statements of the Company for the year ended December 31, 2012, together with the report of the auditors thereon;

2.	TO RE-APPOINT auditors of the Company for the ensuing year and authorize the directors to fix their remuneration;

3.	TO ELECT directors for the ensuing year;

4.	TO APPROVE a non-binding advisory vote on the Company’s executive compensation;

5.	TO APPROVE a non-binding advisory vote on the frequency of future executive compensation advisory votes; and

6.	TO TRANSACT such other business as may properly come before the Meeting.

           A shareholder wishing to be represented by proxy at the Meeting or any adjournment thereof must have deposited his duly executed form of proxy not later than 11:00 a.m. (Toronto time) on Tuesday, June 18, 2013 or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting, at the offices of Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1.

           A form of proxy solicited by management in respect of the Meeting is enclosed herewith. Shareholders who are unable to be personally present at the Meeting are requested to date, sign and return in the envelope provided for that purpose the enclosed form of proxy for use at the Meeting.

           DATED at Milton, Ontario this 5th day of June, 2013

BY ORDER OF THE BOARD

ROBERT HARRIS
President and Chief Executive Officer

TRIBUTE PHARMACEUTICALS CANADA INC.
(formerly Stellar Pharmaceuticals Inc.)

MANAGEMENT INFORMATION CIRCULAR

GENERAL INFORMATION

Why am I receiving these materials?

Tribute Pharmaceuticals Canada Inc. (the “Company”) has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2013 annual and special meeting of shareholders (the “Meeting”) to be held on Thursday, June 20, 2013 at 11:00 a.m. Toronto time, and at any postponement(s) or adjournment(s) thereof. You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement (the “Proxy Statement”). The Meeting will be held at the Company’s principal executive offices located at the address shown in the notice above.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2013 (the “Annual Report”); and

●	The proxy card or vote instruction form for the Meeting.

What items will be voted on at the Meeting?

Shareholders will vote on four items at the Meeting:

●	The election to the Company’s Board of Directors (the “Board”) of the seven nominees named in this Circular;

●	Ratification of the appointment of McGovern, Hurley, Cunningham LLP as the Company’s independent registered public accounting firm for 2013;

●	A non-binding advisory vote to approve executive compensation; and

●	A non-binding advisory vote on the frequency of future executive compensation advisory votes.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

●	“FOR” each of the nominees to the Board;

●	“FOR” ratification of the appointment of McGovern, Hurley, Cunningham LLP as the Company’s independent registered public accounting firm for 2013;

●	“FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation; and

●	“EVERY THREE YEARS” for the frequency of future executive compensation advisory votes.

Who may vote at the Meeting?

Each share of the Company’s common stock has one vote on each matter. Only shareholders of record as of the close of business on May 16, 2013 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Meeting. As of the Record Date, there were 50,972,542  shares of the Company’s common stock issued and outstanding.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Equity Financial Trust Company, you are considered the shareholder of record with respect to those shares, and the Notice was sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” which should have been sent to you by such organization.

If I am a shareholder of record of the Company’s shares, how do I vote?

If you are a shareholder of record, there are four ways to vote:

●	In person. You may vote in person at the Meeting. The Company will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the proxy card.

●	By Telephone. You may vote by proxy by calling the toll free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

●
In person. If you wish to vote in person at the Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	Via the Internet. You may vote by proxy via the Internet by visiting www.voteproxyonline.com and entering the control number found in your Notice.

●	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided.

What is the quorum requirement for the Meeting?

The holders of 15% of the shares entitled to vote at the Meeting must be present at the Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and you are present in person at the Meeting; or

●	Have properly voted on the Internet, by telephone or by submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of McGovern, Hurley, Cunningham LLP as the Company’s independent registered public accounting firm for 2013  is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with this proposal.

The election of directors, the non-binding advisory resolution approving the Company’s executive compensation and the non-binding advisory resolution approving the frequency of future executive compensation advisory votes, are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with these proposals.

What is the voting requirement to approve each of the proposals?

For the election of directors, the seven nominees receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Approval for the remaining proposals requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the Meeting and (ii) a majority of the shares required to constitute the quorum.

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal.

For all matters, broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Meeting. However, approval of these other proposals also requires the affirmative vote of a majority of the shares necessary to constitute a quorum, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Where can I find the voting results of the Meeting?

The preliminary voting results will be announced at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

SOLICITATION OF PROXIES

           This Management Information Circular is furnished in connection with the solicitation of proxies by or on behalf of management of Tribute Pharmaceuticals Canada Inc. (the "Company") for use at the annual and special meeting of the shareholders of the Company (the "Meeting") to be held at the offices of the Company, 151 Steeles Ave E, Milton, Ontario, L9T 1Y1, on Thursday, the 20th day of June, 2013, at the hour of 11:00 a.m. (Toronto time) for the purposes set forth in the annexed notice of the Meeting. Unless otherwise noted, all information set forth herein is given as at May 16, 2013. The cost of solicitation by or on behalf of management will be borne by the Company. The Company may reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding the proxy material to beneficial owners of common shares. It is expected that such solicitation will be primarily by mail. In addition to solicitation by mail, certain officers, directors and employees of the Company may solicit proxies by telephone or personally. These persons will receive no compensation for such solicitation other than their regular salaries.

MANNER IN WHICH PROXIES WILL BE VOTED

           The common shares represented by the accompanying form of proxy, if the same is properly executed in favour of Mr. Harris or Mr. Tenney, the management nominees, and is received at the offices of Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 or, by facsimile at (416) 595-9593 not later than 11:00 a.m. (Toronto time) on Tuesday, June 18, 2013, or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting, will be voted at the Meeting, and where a choice is specified in respect of any matter to be acted upon, will be voted in accordance with the specifications made. In the absence of such a specification, such shares will be voted in favour of such matter.

           The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the annexed notice of Meeting, and with respect to other matters which may properly come before the Meeting. At the date hereof, management of the Company knows of no such amendments, variations or other matters.

ALTERNATE PROXY

Each shareholder has the right to appoint a person other than the persons named in the accompanying form of proxy, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. Any shareholder wishing to exercise such right may do so by inserting in the blank space provided in the accompanying form of proxy the name of the person whom such shareholder wishes to appoint as proxy and by duly depositing such proxy, or by duly completing and depositing another proper form of proxy.

REVOCABILITY OF PROXY

A shareholder giving a proxy has the power to revoke it. Such revocation may be made by the shareholder attending the Meeting, duly executing another form of proxy bearing a later date and depositing the same before the specified time, or may be made by written instrument revoking such proxy executed by the shareholder or by his or her attorney authorized in writing and deposited with the Company c/o Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 or, by facsimile at (416) 595-9593 at any time up to and including the close of business on the last business day preceding the day of the Meeting or any adjournment thereof, or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof or in any other manner permitted by law. If such written instrument is deposited with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, such instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

VOTING BY PROXY AT THE MEETING

If a registered shareholder cannot attend the Meeting but wishes to vote on the resolutions, the registered shareholder should sign, date and deliver the enclosed form of proxy to the Company’s registrar and transfer agent, Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1 or, by facsimile at (416) 595-9593 so it is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment thereof. The persons named in the enclosed form of proxy are directors and/or officers of the Company. A shareholder giving a proxy can strike out the names of the nominees printed in the accompanying form of proxy and insert the name of another nominee in the space provided, or the shareholder may complete another form of proxy. A proxy nominee need not be a shareholder of the Company. A registered shareholder giving a proxy has the right to attend the Meeting, or appoint someone else to attend as his or her proxy at the Meeting and the proxy submitted earlier can be revoked in the manner described under “Revocability of Proxy”.

ADVICE TO BENEFICIAL HOLDERS OF SECURITIES

The information set forth in this section is of significant importance to many public shareholders of the Company, as a substantial number of the public shareholders of the Company do not hold common shares in their own names. Shareholders who do not hold their common shares in their own names (referred to in this Management Information Circular as "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of the common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of the Company. Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. In Canada, the vast majority of such common shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). Common shares held by brokers or their nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, brokers/nominees are prohibited from voting common shares for their clients. The directors and officers of the Company do not know for whose benefit the common shares registered in the name of CDS & Co. are held.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholders how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge typically applies a decal to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of common shares to be represented at the Meeting. A Beneficial Shareholder receiving a proxy with a Broadridge decal on it cannot use that proxy to vote common shares directly at the Meeting. The proxy must be returned to Broadridge well in advance of the Meeting in order to have the common shares voted.

Since the Company does not have access to the names of its non-registered shareholders, if a Beneficial Shareholder attends the Meeting, the Company will have no record of the Beneficial Shareholder's shareholdings or of its entitlement to vote unless the Beneficial Shareholder's nominee has appointed the Beneficial Shareholder as proxyholder. Therefore, a Beneficial Shareholder who wishes to vote in person at the Meeting must insert its own name in the space provided on the voting instruction form sent to the Beneficial Shareholder by its nominee, and sign and return the voting instruction form by following the signing and returning instructions provided by its nominee. By doing so, the Beneficial Shareholder will be instructing its nominee to appoint the Beneficial Shareholder as proxyholder. The Beneficial Shareholder should not otherwise complete the voting instruction form as its vote will be taken at the Meeting.

INTEREST OF CERTAIN PERSONS AND CORPORATIONS
IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of the Company since the beginning of the last financial year and no associate or affiliate of any such director or executive officer has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

As at May 16, 2013, the Company had outstanding 50,972,542  common shares, each carrying the right to one vote. The record date for the determination of shareholders entitled to receive notice of the Meeting has been fixed as the close of business on May 16, 2013. In accordance with the provisions of the Business Corporations Act (Ontario), the Company will arrange for a list of holders of common shares to be prepared on such record date. Each holder of common shares named in the list will be entitled to vote the common shares shown opposite his name on the list at the Meeting.

As of the date hereof, to the knowledge of the directors and senior officers of the Company, the following are the only persons beneficially owning, directly or indirectly, or exercising control or direction over, voting securities of the Company carrying more than 10% of the voting rights attached to all voting securities of the Company:

Name and Municipality of Residence	Type of Ownership	Number of Common Shares	Percentage of Class
Robert Harris(1) Milton, Ontario	Beneficial	8,875,000	17.4%
Scott Langille(2) Elora, Ontario	Beneficial	6,812,500	13.4%
John Gregory(3) Tennessee, U.S.A.	Beneficial	8,088,794	15.9%

Notes:

(1)	Includes 4,125,000 common shares owned by Mr. Harris’s spouse.
(2)	The 6,812,500 common shares are owned by Elora Financial Management Inc, a company beneficially owned by Mr. Langille.
(3)
Includes (i) 625,000 common shares held by Mr. Gregory, (ii) 6,438,794 common shares held by SJ Strategic Investments, LLC, (iii) 1,025,000 common shares held by Kingsway Charities Inc. Mr. Gregory has sole voting and dispositive power over the shares held by SJ Strategic Investments, LLC and Kingsway Charities Inc.

PARTICULARS OF MATTERS TO BE ACTED UPON

(1)           Financial Statements

The shareholders will receive and consider the audited financial statements of the Company for the fiscal year ended December 31, 2012 together with the auditor's report thereon.

(2)           Re-Appointment of Auditors

Shareholders of the Company will be asked to vote for the re-appointment of McGovern, Hurley, Cunningham LLP, as the Company's auditors, to hold office until the next annual meeting of the Shareholders, or until their successors have been appointed, at a remuneration to be fixed by the Directors.

The management of the Company recommends the re-appointment of McGovern, Hurley, Cunningham LLP, as auditors of the Company. McGovern, Hurley, Cunningham LLP was originally appointed as the auditors for the Company on May 20, 2009.

This resolution requires the approval of a simple majority of the votes cast at the Meeting, in person or by proxy, in order to be approved.

In the absence of instructions to the contrary, the common shares represented by a properly executed form of proxy in favour of the persons designated by management of the Company will be voted FOR the re-appointment of McGovern, Hurley, Cunningham LLP as auditors of the Company.

(3)           Election of Directors

The articles of the Company provide that the number of directors shall be a minimum of one and a maximum of ten and there are currently seven directors. Unless the authority to do so is withheld, the persons named in the accompanying form of proxy (if the same is duly executed in their favour and is duly deposited) will vote the common shares represented thereby in favour of the election as directors of the persons named below. If prior to the Meeting any vacancies occur in the slate of nominees listed below, unless the authority to do so is withheld, it is intended that discretionary authority shall be exercised to vote the common shares represented by the proxies solicited in respect of the Meeting for the election of such other person or persons as directors in accordance with the best judgment of management. Management is not aware that any of such nominees would be unwilling or unable to serve as a director if elected.

The Board has adopted a policy that entitles each Shareholder to vote for each nominee on an individual basis.  Each director should be elected by the vote of a majority of the common shares represented in person or by proxy at the Meeting that are voted in respect of that nominee.  If any nominee for election as a director receives, from the common shares voted at the Meeting in person or by proxy, a greater number of votes "withheld" than votes "for" his election, the nominee will be expected to promptly offer his resignation to the Chairman of the Board following the Meeting, to take effect upon acceptance by the Board.

In such circumstances, the remaining Board members will expeditiously consider such director's offer to resign.  Within 90 days of the Meeting, the Board will make a final decision concerning the acceptance of such director's resignation and announce that decision by way of news release.  Any director who offers his resignation will not participate in the deliberations of the Board or any of its committees pertaining to the resignation.

The process only applies in circumstances involving an "uncontested" election of directors – where the number of nominees does not exceed the number of directors to be elected and where no proxy materials are circulated in support of one or more nominees who are not a part of the slate supported by the Board for election at the Meeting.  Subject to the applicable corporate law, where the Board accepts the offer of resignation of a director and that director resigns, the Board may exercise its discretion with respect to the resulting vacancy and may, without limitation, leave the resultant vacancy unfilled until the next annual meeting of Shareholders, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the Shareholders, or call a special meeting of Shareholders to elect a new nominee to fill the vacant position.

The information below as to the number of common shares of the Company beneficially owned by the proposed nominees, not being within the knowledge of the Company, has been furnished by the respective persons individually.

Name, Municipality of Residence and Position and/or Office with the Company	Principal Occupation	Period Served as a Director	Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised*
Steven Goldman(2) Toronto, Ontario Director	Lawyer, Partner at Goldman Hine LLP.	Since April 9,2010	2,483,346(3)
John Gregory Tennessee, U.S.A. Director	Managing partner of SJ Strategic Investments LLC	Since February 26, 2007	8,088,794(4)
Robert Harris Milton, Ontario President, Chief Executive Officer and Director	President and Chief Executive Officer	Since December 1, 2011	8,875,000(5)
John Kime(1)(2) London, Ontario Director	President, iBD Advisors Inc.	Since November 28, 2000	125,000
Scott Langille Elora, Ontario Proposed Director, Chief Financial Officer	Chief Financial Officer	June 22, 2012	6,812,500(6)
Arnold Tenney(1) Toronto, Ontario Chairman	President of LMT Consulting	Since April 29, 2004	1,154,200(7)
F. Martin Thrasher(2) London, Ontario Director	President of FMT Consulting	Since April 22, 2009	1,250,000(8)

Notes:
*           Does not include options or other convertible securities.
(1)           Member of the Compensation Committee.
(2)           Member of the Audit Committee.
(3)
Includes (i)  100,000 common shares held by Mr. Goldman, (ii) 615,540 common shares held by Mr. Goldman by RBC Securities in Mr. Goldman’s RRSP, (iii) 958,206 common shares held by Lambent Consulting Corp., (iv) 809,600 common shares of held by Mr. Goldman’s spouse.

(4)	Includes (i) 625,000 common shares held by Mr. Gregory, (ii) 6,438,794 common shares held by SJ Strategic Investments, LLC, (iii) 1,025,000 common shares held by Kingsway Charities Inc.
(5)	Includes 4,125,000 common shares owned by Mr. Harris’s spouse. Mr. Gregory has sole voting and dispositive power over the shares held by SJ Strategic Investments, LLC and Kingsway Charities Inc.
(6)	The 6,812,500 common shares are owned by Elora Financial Management Inc. Mr. Langille has sole voting and dispositive power over the shares held by Elora Financial Inc.
(7)
Includes (i) 942,700 common shares held by LMT Financial Inc., (ii) 126,500 common shares held by Arnmat Investments Limited, (iii) 85,000 common shares held by Mr. Tenney’s spouse.   Mr. Tenney has sole voting and dispositive power over the shares held by LMT Financial, Inc. and Arnmat Investments Limited.

(8)	Includes (i) 1,250,000 common shares held by 2089636 Ontario Ltd. Mr. Thrasher has sole voting and dispositive power over the shares held by 2089636 Ontario Ltd.

The biographical information for each of the directors is contained in prior management information circulars of the Company.

UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY INTEND TO VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE 7 NOMINEES WHO ARE IDENTIFIED ABOVE. DIRECTORS ARE ELECTED BY A PLURALITY OF VOTES CAST.

Cease Trade Orders and Sanctions

To the best of the Company's knowledge, no proposed director of the Company is at the date hereof, or within the ten years prior to the date hereof has been, a director, chief executive officer or chief financial officer of any company (including the Company) that, while that person was acting in that capacity:

(a)
was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days; or

(b)
was subject to a cease trade order or similar order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Other than as set forth below, to the best of the Company's knowledge, no proposed director of the Company is at the date hereof, or within the ten years prior to the date hereof has been, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.  Mr. Thrasher was a director of a private company name which filed for bankruptcy in January 2012.  Mr. Thrasher resigned from the board of the private company in February 2012.

Bankruptcies

To the best of the Company’s knowledge, no proposed director has, within the ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that person.

Penalties and Sanctions

No proposed director has been subject to:

(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

(4)           Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) entitle the Company's shareholders to vote to approve, on a non-binding advisory basis, the compensation of the Company's Named Executive Officers as disclosed herein in accordance with the compensation disclosure rules of the Securities and Excahnge Commission.

As described in detail in this Circular under the heading "Statement of Executive Compensation", the Company's executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement the Company's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance and (4) align executive officers' interests with those of the Company's shareholders. Under these programs, the Company's executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased shareholder value. Please read the referenced sections for additional details about the Company's executive compensation programs, including information about the fiscal year 2012 compensation of the Company's Named Executive Officers set forth under the heading "Statement of Executive Compensation" in this proxy statement.

The Compensation Committee continually reviews the compensation programs for the Company's executive officers to ensure they achieve the desired goals of aligning the Company's executive compensation structure with the Company's shareholders' interests and current market practices.

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, the Compensation Committee or the Company's Board. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's Named Executive Officers and the philosophy, policies and practices described in this proxy statement in accordance with the compensation disclosure rules of the Securities nd Exchange Commission. The Company's Board and the Compensation Committee value the opinions of the Company's shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Company will consider the Company's shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Company is asking the Company's shareholders to indicate their support for the Company's Named Executive Officers compensation as disclosed in this Circular. This proposal, commonly known as a "say-on-pay" proposal, gives the Company's shareholders the opportunity to express their views on the Company's executive compensation. Accordingly, the Company will ask its shareholders to vote "FOR" the following resolution at the Meeting:

        "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed in The Company's Proxy Statement for the 2013 Annual and Special Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

 Recommendation

THE COMPANY BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DESCRIBED UNDER THE HEADING "STATEMENT OF EXECUTIVE COMPENSATION," AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

In the absence of instructions to the contrary, the common shares represented by a properly executed form of proxy in favour of the persons designated by management of the Company will be voted FOR the foregoing resolution.

(5)           Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

In addition to the advisory approval of the Company's executive compensation program, the Company is also holding a non-binding advisory vote by shareholders on the frequency with which shareholders would have an opportunity to hold an advisory vote on the Company's executive compensation program. The Company has included this proposal among the items to be considered at the Meeting pursuant to the requirements of Section 14A of the Exchange Act. The Company is providing shareholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, the Company recommends that the Company shareholders select a frequency of three years.

The Company's executive compensation program is designed to support long-term value creation, and a vote every three years vote will allow shareholders to better judge our executive compensation program in relation to the Company's long-term performance. As described in the Compensation Discussion and Analysis in this Circular, one of the core principles of the Company's executive compensation program is to ensure management’s interests are aligned with shareholders’ interests.

A vote every three years will provide the Company with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes. The Company carefully monitors its compensation program to maintain the consistency and credibility of the program, which is important in motivating and retaining employees. Accordingly, a vote every three years will coincide with this more detailed review and an every three-year vote will allow for the highest level of accountability and direct communication between the Company and its shareholders. The Company therefore recommends that the Company shareholders select "Three Years" when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, the Company's Board will review the results of the vote and take them into account in making a determination concerning the frequency of future advisory votes on executive compensation.

The Company will continue to engage with shareholders regarding the Company's executive compensation program during the period between shareowner votes. Engagement with the Company's shareowners is a key component of the Company's corporate governance. The Company seeks and is open to input from shareholders regarding board and governance matters, as well as the executive compensation program, and believe it has been appropriately responsive to our shareholders. The Company believes that this outreach to shareholders, and our shareholders’ ability to contact the Company at any time to express specific views on executive compensation, serve to hold it accountable to shareholders and reduce the need for and value of more frequent advisory votes on executive compensation.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory note on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of the Company's shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the Company's shareholders.

Shareholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set foth below:

"RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years."

Recommendation

THE COMPANY BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE THREE-YEAR FREQUENCY AS THE PRFERRED FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

In the absence of instructions to the contrary, the common shares represented by a properly executed form of proxy in favour of the persons designated by management of the Company will be voted FOR a three-year frequency for holding an advisory vote on executive compensation.

STATEMENT OF CORPORATE GOVERNANCE MATTERS

Corporate governance relates to the activities of the Board, the members of which are elected by and accountable to the shareholders, and accounts for the role of management who are appointed by the Board and charged with the day to day management of the Company. The Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Company. National Policy 58-201 of the Canadian Securities Administrators has set out a series of guidelines for effective corporate governance (the "Guidelines"). The Guidelines address matters such as the constitution and independence of corporate boards and the effectiveness and education of board members. National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") requires the Company to disclose annually in its Management Information Circular certain information concerning its corporate governance practices.

Set out below is a description of the Company's approach to corporate governance in relation to the Guidelines.

Board of Directors

NI 58-101 defines an "independent director" as a director who has no direct or indirect material relationship with the Company. A "material relationship" is in turn defined as a relationship which could, in the view of the Board, be reasonably expected to interfere with such member's independent judgment. The Board is currently comprised of seven members; the Board has determined that three members are not "independent" directors within the meaning of NI 58-101 and the remaining three directors are considered to be independent.

Mr. Harris, Mr. Langille and Mr. Tenney are not considered "independent". Mr. Harris and Mr. Langille are not considered "independent" as the result of their positions as the President and Chief Executive Officer and Chief Financial Officer, respectively, of the Company.  Mr. Tenney is not considered "independent" as the result of consulting fees received by LMT, a company beneficially owned by Mr. Tenney and his spouse and the fact that he was the previous interim President and Chief Executive Officer of the Company.  The remaining four directors are considered to be independent directors since they are all independent of management and free from any material relationship with the Company.  The basis for this determination is that, since the beginning of the fiscal year ended December 31, 2012, none of the independent directors have worked for the Company, received remuneration from the Company or had material contracts with or material interests in the Company which could interfere with their ability to act with a view to the best interests of the Company.

The Board believes that it functions independently of management. To enhance its ability to act independent of management, the Board may meet in the absence of members of management and the non-independent directors or may excuse such persons from all or a portion of any meeting where a potential conflict of interest arises or where otherwise appropriate. The Board held twelve (12) meetings of the independent directors during the fiscal year ended December 31, 2012.

Board Mandate

The Board is responsible for reviewing and approving the Company's operating plans and budgets as presented by management. The Board is responsible for identifying the principal risks of the Company's business and for ensuring these risks are effectively monitored and mitigated to the extent practicable. Succession planning, including the recruitment, supervision, compensation and performance assessment of the Company's executive officers also falls within the ambit of the Board's responsibilities. The Board is responsible for ensuring effective communications by the Company with its stockholders and the public and for ensuring that the Company adheres to all regulatory requirements with respect to the timeliness and content of its disclosure. In keeping with its overall responsibility for the stewardship of the financial affairs of the Company, the Board created an Audit Committee (as hereinafter defined) which is responsible for the integrity of the Company's internal control and management information systems.

The Board is responsible for approving annual operating plans recommended by management. Board consideration and approval is also required for all material contracts and business transactions and all debt and equity financing proposals.

The Board delegates to management responsibility for meeting defined corporate objectives, implementing approved strategic and operating plans, carrying on the Company's business in the ordinary course, managing the Company's cash flow, evaluating new business opportunities, recruiting staff and complying with applicable regulatory requirements.

The Board believes the Company is well served and the independence of the Board from management is not compromised. The Board does not have, and does not consider it necessary under the circumstances to have, any formal structures or procedures in place to ensure that the Board can function independently of management. The Board believes that its current composition is sufficient to ensure that the Board can function independently of management.

Directorships

           None of the directors of the Company are directors of other reporting issuers (or the equivalent) other than Mr. Gregory who is a director of Adams Golf, Inc, (NASDAQ) and Mr. Thrasher who is a director of Legumex Walker Inc. (TSX).

Orientation and Continuing Education

           While the Company currently has no formal orientation and education program for new Board members, sufficient information (such as recent annual reports, proxy solicitation materials, various other operating and budget reports and board and committee mandates) is provided to new Board members to ensure that they are familiar with the Company's business and the procedures of the Board. In addition, directors are encouraged to visit and meet with management on a regular basis. The Company also encourages continuing education of its directors and officers where appropriate in order to ensure that they have the necessary skills and knowledge to meet their respective obligations to the Company.

Ethical Business Conduct

Ethical business behaviour is of great importance to the Board and the management of the Company. The Company has instituted policies on disclosure, insider trading as well as a whistleblower policy for all staff and personnel to report any fraudulent or illegal acts on an anonymous basis directly to the Audit Committee chair. The Company has adopted a written  Disclosure Policy in order to ensure that communications to the investing public about the Company are timely, factual, accurate and broadly disseminated in accordance with applicable securities laws. The goal of this Disclosure Policy is to provide a consistent understanding of the Company's approach to disclosure among the Board of Directors, and all employees of the Company. The Company has  also  adopted a written   Whistle Blower Policy in order to assist in achieving the highest business and personal ethical standards as well as to comply with all laws and regulations that apply to our business. Adherence to these standards will help to ensure decisions reflect care and consideration for all our stakeholders. Both the Disclosure Policy and the Whistle Blower Policy are available from the Company upon request.

           In addition, if a director of the Company also serves as a director and/or officer of another company engaged in similar activities, the Board must comply with the conflict of interest provisions of the Business Corporations Act (Ontario), as well as the relevant securities regulatory instruments, in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest. Each director is required to declare the nature and extent of his interest and is not entitled to vote at meetings which involve such conflict.

Nomination of Directors

           The Board performs the functions of a nominating committee with the responsibility for the appointment and assessment of directors. The Board believes that this is a practical approach at this stage of the Company's development.

           While there are no specific criteria for Board membership, the Company attempts to attract and retain directors with business knowledge, such as accounting and finance, which provide knowledge which assists in guiding management of the Company. As such, nominations tend to be the result of recruitment efforts by management of the Company and discussions among the directors prior to the consideration of the Board as a whole.

Compensation

Please see "Statement of Executive Compensation" for further discussion.

Assessments

The Board does not formally review the contribution and effectiveness of the Board, its committees or its members.  The Board believes that its size facilitates an informal process of discussion and evaluation.

Director Independence

Our board of directors has determined that a majority of the board consists of members are currently "independent" as that term is defined under current listing standards of NASDAQ.

Committees

           In addition to the Compensation Committee, the Board also has an Audit Committee. The Audit Committee is currently composed of the following three members: John Kime, Martin Thrasher and Steven Goldman, each of whom are independent directors for the purposes of National Instrument 52-110 – "Audit Committees" (other than Mr. Goldman who is a partner in the law firm of Goldman Hine LLP which has previously provided certain legal services to the Company), and each of whom are financially literate. In addition to other duties, the Audit Committee reviews all financial statements, annual and interim, intended for circulation among shareholders and reports upon these to the Board. In addition, the Board may refer to the Audit Committee other matters and questions relating to the financial position of the Company and its affiliates. There were five meetings of the Audit Committee during the fiscal year ending December 31, 2012.  The full text of the Audit Committee's charter is attached as Schedule "A".

Audit Committee Member Information

John J. Kime, Director. Mr. Kime has been a Director since November 2000. Mr. Kime is the President and CEO of iBD Advisors Inc., a privately-owned Canadian company providing guidance to Canadian and international companies on site location needs and business considerations connected with their plans to locate and expand in North America. Prior to assuming his responsibilities at iBD Advisors, Mr. Kime was the President and CEO of the London Economic Development Corporation, a public/private partnership with responsibility for providing economic development services to the city of London, Ontario, Canada. From 1991 to 1998, Mr. Kime served as Director of International Development for Big ‘O’ Inc., a company engaged in the development of manufacturing technologies used in the control and containment of water, chemicals and other substances. Mr. Kime has a BA from The University of Western, and qualified as a Chartered Accountant in 1968. Mr. Kime has been chosen to be a Director in light of his significant business operating, accounting and financial experience.

F. Martin Thrasher, Director. Mr. Thrasher is a seasoned international executive. After graduating from the Richard Ivey School of Business in Toronto, Mr. Thrasher spent over 30 years working around the globe for companies such as General Foods, McCormick & Co, Campbell Soup Co. and ConAgra Foods Inc. Mr. Thrasher lived and worked in Canada, Australia, Belgium and the U.S.. His responsibilities with Campbell Soup Co. included positions as President, International Grocery and President, North America Grocery. At ConAgra Foods Inc., he was President of the Retail Products Co, a $9 billion business with over 30,000 employees. Currently, Mr. Thrasher is President of FMT Consulting, a boutique advisory and consulting firm. Mr. Thrasher was chosen as a Director in light of his significant international business experience with Fortune 500 companies.

Steven H. Goldman, Director. Mr. Goldman is an accomplished lawyer and business leader who became a Director in April 2010. He is currently a partner in the Toronto law firm of Goldman Hine LLP. Before joining that firm, he successfully led the restructuring and turnaround of the Speedy Auto Service and Minute Muffler franchise systems as their President and CEO from December 2007 until December 2009. Mr. Goldman graduated from Carleton University in 1976 (BA, President’s Medal) and from Queen’s University in 1980 (JD). Mr. Goldman was called to the Bar in Ontario in 1982. He is a member of the Law Society of Upper Canada, the American Bar Association Forum on Franchising, a member of the Executive of the Ontario Bar Association (Franchise section), the Institute of Corporate Directors and the Turnaround Management Association. Mr. Goldman was a Director and member of the Company’s audit committee from December 2000 until June 2005, and is a former director of Alegro Health Corp., now known as Centric Health Corp. (TSX). Mr. Goldman was chosen as a Director in light of his practical business and legal experience.

Reliance on Exemptions

During the fiscal year ended December 31, 2012, the Company relied on the exemption provided by section 6.1 of National Instrument 52-110 – Audit Committees, which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Engagement of the Independent Auditor

The Audit Committee is responsible for approving every engagement of the Company's external auditor to perform audit or non-audit services for the Company before the external auditor is engaged to provide those services. Under applicable Securities & Exchange Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The Securities & Exchange Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establishes the Audit Committee’s responsibility for administration of the engagement of the independent auditors

Consistent with the Securities & Exchange Commission’s rules, the Audit Committee charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to the Company or any of the Company's subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee’s pre-approval policy provides as follows:

●
First, once a year when the base audit engagement is reviewed and approved, management will identify all other services (including fee ranges) for which management knows it will engage its external auditor for the next 12 months. Those services typically include quarterly reviews, certifications to lenders as required by financing documents, consultations on new accounting and disclosure standards and reporting on management’s internal controls assessment.

●	Second, if any new “unlisted” proposed engagement arises during the year, the engagement will require approval of the Audit Committee.

External Auditor Service Fees

The shareholders have appointed McGovern, Hurley, Cunningham LLP as the Company’s independent auditors for the fiscal years ended December 31, 2012 and 2011.

As defined by applicable securities laws, (i) "audit fees" are fees for professional services rendered by the Company’s principal accountant for the audit of our annual financial statements and review of financial statements included in the Company’s Form 10-Q filings, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) "audit-related fees" are fees for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under "audit fees"; (iii) "tax fees" are fees for professional services rendered by the Company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) "all other fees" are fees for products and services provided by the Company’s principal accountant, other than the services reported under "audit fees" , "audit-related fees", and "tax fees".

Audit Fees

Audit fees consist of fees recorded for professional services rendered for the audit of the Company’s financial statements and services that are normally provided in connection with statutory and regulatory filings. The aggregate fees recorded by the Company for the 2012 and 2011 audit were $209,000 and $119,000, respectively.

Audit-Related Fees

Audit related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not under "Audit Fees". There were no audit-related fees in 2012 (2011 - $Nil).

All Other Fees

Fees related to the review of the interim financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings. No amounts were paid in respect of “All Other Fees” during 2012 or 2011.

Tax Fees

We do not engage our principal accountant to assist with the preparation or review of our annual tax filings. We do, however, engage an outside tax consultant to provide this service. The Company recorded expense of $3,800 in 2012 (2011 - $2,000).

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on financial and accounting risks and legal and compliance risks, including oversight of internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to the executive officers. The Company has determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

The Board is led by the Company’s Chairman of the Board, Arnold Tenney. The Chairman of the Board chairs all Board meetings (including executive sessions), approves Board agendas and schedules, and oversees Board materials. The Chairman of the Board also acts as liaison between the independent directors and management, is available to the Company’s outside corporate counsel to discuss and, as necessary, respond to shareholder communications to the Board, and calls meetings of the independent directors. The Company believes that having different people serving in the roles of chairman of the board and chief executive officer is an appropriate and effective organizational structure for the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the common shares (“reporting persons”) to file initial reports of ownership and reports of changes of ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required to furnish Tribute with copies of all Section 16(a) forms they file.  The Company believes that all of its officers and directors have filed reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 2012.

Code of Ethics

We have adopted a formal Code of Ethics applicable to all employees, officers, directors and consultants. A copy of the Code of Ethics is available on the Company’s website at www.tributepharma.com/investors. The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Form 8-K.

STATEMENT OF EXECUTIVE COMPENSATION

Securities law requires that a "Statement of Executive Compensation" in accordance with Form 51-102F6 be included in this Management Information Circular. Form 51-102F6 prescribes the disclosure requirements in respect of the compensation of the executive officers and directors of reporting issuers. Form 51-102F6 provides that compensation disclosure must be provided for the Chief Executive Officer and Chief Financial Officer of an issuer and each of the issuer’s three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer and other than an executive officer whose total salary and bonus does not exceed $150,000. Based on these requirements, the executive officers of the Company for whom disclosure is required under Form 51-102F6 are Mr. Robert Harris (President and Chief Executive Officer), Mr. Scott Langille (Chief Financial Officer) and Ms. Janice M. Clarke (VP of Finance and Administration). For the purposes of this section of this Management Information Circular, Mr. Harris, Mr. Langille and Ms. Clarke shall be referred to as the "Named Executive Officers".

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

The compensation philosophy of the Company is to provide market competitive pay to employees and reward them for their contribution to the operating and financial performance of the Company and the success in implementing the Company's short-term and long-term strategies.

The objectives of the compensation program are: (i) to attract and retain individuals critical to the success of the Company; (ii) to reward performance of individuals by recognizing their contribution to the Company; (iii) to align the interests of the Named Executive Officers and the broader management group, with shareholders' interest and the execution of the Company's strategic plan; and (iv) to compensate individuals based on their performance and, to the extent applicable, on similar compensation for companies at a comparable stage of development.

Compensation Committee

The Company has established a Compensation Committee which is composed of two directors, Arnold Tenney and John Kime, one of whom (Mr. Kime) is independent of management. The Compensation Committee meets no less than once each year and is responsible for making recommendations to the Board regarding:

●	reviewing and approving the compensation and other terms of employment of the Company's Chief Executive Officer;
●	reviewing and approving corporate performance goals and objectives of the Company's executive officers and other senior management; and
●	administration of the Company's stock option plan and other benefit plans and programs.

           The Compensation Committee makes recommendations to the Board regarding various other matters, and the Board then determines whether to adopt such recommendations as submitted or otherwise.

The Compensation Committee provides guidance with respect to, and the purpose and principles behind, the Company’s compensation decisions and overall compensation philosophy and objectives; oversees the Company’s compensation policies, plans and programs; and reviews and determines executive officer compensation. The Compensation Committee annually evaluates the performance and determines the compensation of the Chief Executive Officer, the Chief Financial Officer and the VP of Finance and Administration of the Company based upon a mix of factors including the achievement of corporate goals, achievement of individual goals, overall individual performance, and comparisons with other companies selected based on size and similar business.

The Compensation Committee did not formally consider the implications of the risks associated with the Company's compensation policies and practices.  The Committee did not feel that a formal review was necessary given the size of the Company's business, the composition of the compensation and the size of the management group.

The Company has no policy that precludes an officer or director from purchasing financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held directly or indirectly, by the officer or director.

The Company does not currently anticipate that it will make any significant changes to its compensation policies and practices in the next financial year.

Total Compensation

Total compensation for the Named Executive Officers listed in the summary Compensation Table below is based on the following components: (i) fixed compensation, which includes base salary and benefits; (ii) performance based compensation, which includes annual and long-term incentives; and (iii) other compensation.

Fixed Compensation

Fixed Compensation includes:

1.           Base Salary

Base salary is determined through formal job evaluation, salary survey data and market comparators. Salary ranges are reviewed annually. Base salaries for all employees are typically increased at contract renewal based on a cost of living factor, such factor being sourced from publicly available salary survey data.

2.           Benefits

Each of the Named Executive Officers and other members of the Company’s senior management are enrolled in a benefits plan offering medical, dental, life and long-term disability benefits.

Performance Based Compensation

Performance based compensation includes annual and long-term incentives.

1.           Annual Incentives

The annual incentive of the Chief Executive Officer, Chief Financial Officer and VP of Finance and Administration are approved by the Board and is dependent upon corporate and individual performance, measured against the strategic plan approved by the Board. The annual incentive pay for other senior management is recommended to the Compensation Committee by the Chief Executive Officer based on corporate, divisional and individual performance measured against the strategic plan.

2.           Long-Term Incentives – Stock Option Plan

The Company’s stock option plan (the "Stock Option Plan") was adopted to provide the Company with a share ownership incentive program to attract, retain and motivate qualified directors, officers, full-time employees and consultants of the Company (collectively, "Service Providers"). The Stock Option Plan rewards those Service Providers for their contributions toward the long-term goals of the Company. The Stock Option Plan is designed to have common shares acquired as long-term investments.

The Stock Option Plan is administered by the Board, and at its option, the Compensation Committee of the Board.  Subject to the provisions of the Stock Option Plan, the Board is authorized in its sole discretion to make decisions regarding the administration of the Stock Option Plan. Recommendations for stock options are prepared by management and presented to the Board for approval. The Board reviews the proposal, the individual or individuals involved and the terms and conditions proposed before approving the recommendations.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Option-based awards(1) ($)	Non-equity incentive plan compensation		Pension value ($)	All other compensation ($)	Total compensation ($)
				Annual incentive plans	Long-term incentive plans
Robert Harris President and Chief Executive Officer	2012	258,661	62,084	Nil	Nil	Nil	14,400(3)	335,145
	2011(2)	22,533	Nil	Nil	Nil	Nil	Nil	22,533
Scott Langille Chief Financial Officer	2012	203,633	50,773	Nil	Nil	Nil	14,400(3)	268,806
	2011(2)	17,867	Nil	Nil	Nil	Nil	Nil	17,867
Janice Clarke VP of Finance and Administration	2012	161,804	26,550	Nil	Nil	Nil	Nil	188.354
	2011	179,714	17,650	Nil	Nil	Nil	Nil	197,364
	2010	120,400	15,002	Nil	Nil	Nil	Nil	135,402

Notes:

(1)   Calculated based on the Black-Scholes valuation model at the date of grant. The computation of expected volatility is based on the common share market closing price over the period equal to the expected life of the options. The computation of expected life is calculated using the simplified method. The dividend yield is 0.0%, since there is no history of paying dividends and there are no plans to pay dividends. The risk-free interest rate is the Canadian Treasury Bond rate for the period equal to the expected term.
(2)    Compensation amounts are from December 1, 2011.
(3)    Auto allowance of $14,400.

Incentive Plan Awards

Outstanding Option-Based Awards at the end of the Most Recently Completed Financial Year

The below table sets forth information regarding the options held by the Named Executive Officers as at December 31, 2012.

	Option-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price (Cdn$)	Option expiration date	Value of unexercised in-the-money options (Cdn$) (1)
Robert Harris President and Chief Executive Officer	1,034,276	0.57	December 1, 2016	Nil
Scott Langille Chief Financial Officer	846,226	0.57	December 1, 2016	Nil
Janice M. Clarke VP of Finance and Administration	20,000 25,000 30,000 10,000(2) 45,000 15,000 10,000(2)	0.57 0.57 0.41 0.68 0.95 1.00 0.84	March 29, 2017 December 1, 2016 June 22, 2016 April 14, 2016 June 30, 2015 December 9, 2014 December 9, 2014	Nil Nil 10,200 Nil Nil Nil Nil

Notes:

(1)    Calculated as the aggregate dollar value of options vested during the year that would have been realized if the options under the option-based award had been exercised on the vesting date.
(2)    Original grant was 20,000 common shares, however only certain performance criteria were met in 2011 and 2010 as a result a grant covering only 10,000 common shares remains.

Incentive Plan Awards – Value Vested or Earned during the Most Recently Completed Financial Year

The incentive plan awards for each of the Named Executive Officers during 2012 are shown in the table below and are comprised of vested stock options.

Name	Option-based awards – Value vested during 2012 (Cdn$) (1)	Non-equity incentive plan compensation – Value earned during 2012 (Cdn$)
Robert Harris President and Chief Executive Officer	82,779	125,000
Scott Langille Chief Financial Officer	67,697	80,000
Janice M. Clarke VP of Finance and Administration	21,450	48,000
Notes:

(1)
Calculated as the aggregate dollar value of options vested during the year that would have been realized if the options under the option-based award had been exercised on the vesting date. All options which vested in the year were out-of-money at the time the options vested.

Employment Agreements

RH Executive Employment Agreement

In connection with his appointment as a director, President and Chief Executive Officer, Rob Harris (“RH” and the Company entered into an Executive Employment Agreement, the term of which commenced on December 1, 2011 and ends on December 31, 2014, with automatic three year renewal periods unless written notice of non-renewal is provided by RH upon no less than 90 days prior to the end of that term or by the Company upon no less than 180 days prior to the end of that term. For the first three year term, RH shall be paid an annual base salary of CND$250,000 for his services. RH’s annual salary for future terms shall be reviewed by the Company’s Board of Directors. The Company also has agreed to provide RH with a monthly automobile allowance of $1,200 during the term of the Agreement.  RH shall be entitled to an initial grant of options governed by the terms of the Company’s stock option plan to purchase an aggregate of 1,034,276 common shares of the Company, which shall vest as follows:

(i)  50% of the options will be subject to a time vesting schedule beginning on April 1, 2012 and irrespective of RH’s continued employment with the Company as follows:

Date of Vesting	Number of Options Vested
April 1, 2012	8 1/3rds % of total options granted in (i)
July 1, 2012	8 1/3rds % of total options granted in (i)
October 1, 2012	8 1/3rds % of total options granted in (i)
January 1, 2013	8 1/3rds % of total options granted in (i)
April 1, 2013	8 1/3rds % of total options granted in (i)
July 1, 2013	8 1/3rds % of total options granted in (i)
October 1, 2013	8 1/3rds % of total options granted in (i)
January 1, 2014	8 1/3rds % of total options granted in (i)
April 1, 2014	8 1/3rds % of total options granted in (i)
July 1, 2014	8 1/3rds % of total options granted in (i)
October 1, 2014	8 1/3rds % of total options granted in (i)
January 1, 2015	8 1/3rds % of total options granted in (i)

The options in (i) above shall have an exercise price (converted to Canadian dollar using the Bank of Canada noon rate) equivalent to the closing price of the Company’s common shares on the day immediately preceding December 1, 2011 and an expiry date five years from the date of grant.

(ii) 25% of the options will be granted upon the quarterly achievement of either of the Gross Revenue or EBITDA targets, each as defined below, with a total of 50% of the options granted if both targets are achieved, during the three year term of the Executive Employment Agreement which shall vest as follows:

Date of Grant / Vesting	Number of Options Granted	Number of Options Vested
March 31, 2013	(a) 33 1/3rd % of total performance based options granted in (ii) above	25% of (a)
June 30, 2013		25% of (a)
September 30, 2013		25% of (a)
December 31, 2013		25% of (a)
March 31, 2014	(b) 33 1/3rd % of total performance based options granted in (ii) above	25% of (b)
June 30, 2014		25% of (b)
September 30, 2014		25% of (b)
December 31, 2014		25% of (b)
March 31, 2015	(c) 33 1/3rd % of total performance based options granted in (ii) above	25% of (c)
June 30, 2015		25% of (c)
September, 2015		25% of (c)
December 31, 2015		25% of (c)

●	Gross revenue and EBITDA targets for calendar 2012 to 2014 are to be contained in the budgets for 2012, 2013 and 2014 as approved by the Board of Directors of the Company.

The options referred to in clause (ii) above shall have an exercise price  (converted to Canadian dollar using the Bank of Canada noon rate) equivalent to the closing price of the Company’s common shares on the day immediately preceding the date of grant and an expiry date five years from the date of grant.

Additionally, at the end of calendar 2012, and annually thereafter during the term of the Executive Employment Agreement, RH will be eligible for performance-based compensation equal to up to 50% of his annual salary in each calendar year upon the achievement of the above gross revenue and EBITDA targets for each calendar year as set out above. Should only one of the targets, either gross revenue or EBITDA, be achieved for a calendar year, then RH shall be eligible for 50% of the performance based compensation in such calendar year. In addition, RH shall receive employee benefits comparable to those provided to other executive officers of the Company, a monthly automobile allowance of $1,200, and six weeks of vacation per calendar year.

RH is subject to customary non-competition and non-solicitation restrictive covenants in favor of the Company.

Scott M. Langille Executive Employment Agreement

In connection with his appointment as Chief Financial Officer, Scott Langille and the Company entered into an Executive Employment Agreement, the term of which commenced on December 1, 2011 and ends on December 31, 2014, with automatic three year renewal periods unless written notice of non-renewal is provided by Mr. Langille upon no less than 90 days prior to the end of that term or by the Company upon no less than 180 days prior to the end of that term. For the first three year term, Mr. Langille shall be paid an annual base salary of CND$200,000 for his services. Mr. Langille’s annual salary for future terms shall be reviewed by the Company’s Board of Directors. The Company also has agreed to provide Mr. Langille with a monthly automobile allowance of $1,200 during the term of the Agreement.  Mr. Langille shall be entitled to an initial grant of options governed by the terms of the Company’s stock option plan to purchase an aggregate of 846,226 common shares of the Company, which shall vest as follows:

(i)  50% of the options will be subject to a time vesting schedule beginning on April 1, 2012 and irrespective of Mr. Langille’s continued employment with the Company as follows:

Date of Vesting	Number of Options Vested
April 1, 2012	8 1/3rds % of total options granted in (i)
July 1, 2012	8 1/3rds % of total options granted in (i)
October 1, 2012	8 1/3rds % of total options granted in (i)
January 1, 2013	8 1/3rds % of total options granted in (i)
April 1, 2013	8 1/3rds % of total options granted in (i)
July 1, 2013	8 1/3rds % of total options granted in (i)
October 1, 2013	8 1/3rds % of total options granted in (i)
January 1, 2014	8 1/3rds % of total options granted in (i)
April 1, 2014	8 1/3rds % of total options granted in (i)
July 1, 2014	8 1/3rds % of total options granted in (i)
October 1, 2014	8 1/3rds % of total options granted in (i)
January 1, 2015	8 1/3rds % of total options granted in (i)

The options in (i) above shall have an exercise price (converted to Canadian dollar using the Bank of Canada noon rate) equivalent to the closing price of the Company’s common shares on the day immediately preceding December 1, 2011 and an expiry date five years from the date of grant.

(ii) 25% of the options will be granted upon the quarterly achievement of either of the Gross Revenue or EBITDA targets, each as defined below, with a total of 50% of the options granted if both targets are achieved, during the three year term of the Executive Employment Agreement which shall vest as follows:

Date of Grant / Vesting	Number of Options Granted	Number of Options Vested
March 31, 2013	(a) 33 1/3rd % of total performance based options granted in (ii) above	25% of (a)
June 30, 2013		25% of (a)
September 30, 2013		25% of (a)
December 31, 2013		25% of (a)
March 31, 2014	(b) 33 1/3rd % of total performance based options granted in (ii) above	25% of (b)
June 30, 2014		25% of (b)
September 30, 2014		25% of (b)
December 31, 2014		25% of (b)
March 31, 2015	(c) 33 1/3rd % of total performance based options granted in (ii) above	25% of (c)
June 30, 2015		25% of (c)
September, 2015		25% of (c)
December 31, 2015		25% of (c)

● Gross revenue and EBITDA targets for calendar 2012 to 2014 are to be contained in the budgets for 2012, 2013 and 2014 as approved by the Board of Directors of the Company.

The options referred to in clause (ii) above shall have an exercise price  (converted to Canadian dollar using the Bank of Canada noon rate) equivalent to the closing price of the Company’s common shares on the day immediately preceding the date of grant and an expiry date five years from the date of grant.

Additionally, at the end of calendar 2012, and annually thereafter during the term of the Executive Employment Agreement, Mr. Langille will be eligible for performance-based compensation equal to up to 40% of his annual salary in each calendar year upon the achievement of the above gross revenue and EBITDA targets for each calendar year as set out above. Should only one of the targets, either gross revenue or EBITDA, be achieved for a calendar year, then Mr. Langille shall be eligible for 50% of the performance based compensation in such calendar year. In addition, Mr. Langille shall receive employee benefits comparable to those provided to other executive officers of the Company, a monthly automobile allowance of $1,200, and six weeks of vacation per calendar year.

Mr. Langille is subject to customary non-competition and non-solicitation restrictive covenants in favor of the Company.

Janice M. Clarke Amended and Restated Executive Employment Agreement

In connection with the resignation of Janice Clarke, the Chief Financial Officer and VP of Administration of the Company, and appointment of Ms. Clarke as VP of Finance and Administration, Ms. Clarke and the Company entered into an Amended and Restated Executive Employment Agreement, which commenced on December 1, 2011. Ms. Clarke shall be paid an annual base salary of CND$160,000 for her services. Ms. Clarke also received a one-time cash bonus of $25,000 on December 1, 2011, and is entitled to stock options to purchase 25,000 common shares of the Company. The stock options shall expire on the fifth anniversary of their date of issuance and shall have an exercise price (converted to Canadian dollar using the Bank of Canada noon rate) equal to the closing price of the Company’s common shares on the day preceding the date of grant. The options shall vest over a period of two years in equal installments at the end of every fiscal quarter. In addition, upon meeting objectives set by the Chief Financial Officer of the Company, Ms. Clarke shall be entitled to an annual bonus of up to 30% of her annual base salary. Ms. Clarke shall receive employee benefits comparable to those provided to other executive officers of the Company and five weeks of vacation per calendar year.

Ms. Clarke is subject to customary non-competition and non-solicitation restrictive covenants in favor of the Company.

Termination and Change of Control Benefits

Robert Harris – Mr. Harris’ employment agreement provides that if his employment is terminated during the initial three year term: (i) by the Company for any reason other than just cause or death; (ii) by the Company because of Mr. Harris’ disability; or (iii) by Mr. Harris for good reason, then Mr. Harris shall be entitled to the balance of the remuneration owing to him under the agreement for the remainder of the initial three year term (estimated to be $500,000 assuming termination occurred on December 31, 2012). If Mr. Harris’ employment is renewed beyond the initial three year term and if his employment is then for a fixed term and if his employment is then terminated for any of the above three reasons, then Mr. Harris shall be entitled to the remuneration he would have earned for the balance of the fixed term. If Mr. Harris is terminated while he is employed on an indefinite basis for any of the above three reasons he is entitled to (a) an amount equal to twice his then annual salary, subject to any applicable deductions (estimated to be $500,000 assuming termination occurred on December 31, 2012); and (b) payment of all outstanding and accrued regular and vacation pay and expenses to the date of termination. In the event that Mr. Harris is terminated due to a disability the above payments shall be reduced by any payments he receives from the Company’s long term disability insurance during the period in respect of which severance payments are to be made. In the event of the termination of Mr. Harris’ employment by the Company or by Mr. Harris for any reason within nine months of a Control Change, Mr Harris shall automatically be entitled to (i) if the Control Change occurs during the initial three year term, the balance of the remuneration owing for the remainder of the initial three year term; (ii) if Mr. Harris’s employment is renewed beyond the initial three year term and if his employment is then for a fixed term and if the Control Change occurs during the fixed term, Mr. Harris shall be entitled to the balance of the remuneration he would have earned for the balance of the fixed term; or (iii) if the Control Change occurs while Mr. Harris is employed on an indefinite basis, he shall be entitled to (a) an amount equal to twice his annual salary (subject to applicable deductions) and (b) payment of all outstanding and accrued regular and vacation pay and expenses to the date of termination. Upon Mr. Harris’ termination all options which he holds shall vest immediately and continue to be available for exercise for a period of 30 days following the date of termination, after which such rights shall expire estimated to be valued at $496,452 assuming termination occurred on December 31, 2012).

Scott Langille – Mr. Langille’s employment agreement provides that if his employment is terminated during the initial three year term: (i) by the Company for any reason other than just cause or death; (ii) by the Company because of Mr. Langille’s disability; or (iii) by Mr. Langille for good reason, then Mr. Langille shall be entitled to the balance of the remuneration owing to him under the agreement for the remainder of the initial three year term (estimated to be $400,000 assuming termination occurred on December 31, 2012). If Mr. Langille’s employment is renewed beyond the initial three year term and if his employment is then for a fixed term and if his employment is then terminated for any of the above three reasons, then Mr. Langille shall be entitled to the remuneration he would have earned for the balance of the fixed term.  If Mr. Langille is terminated while he is employed on an indefinite basis for any of the above three reasons he is entitled to (a) an amount equal to twice his then annual salary, subject to any applicable deductions (estimated to be $400,000 assuming termination occurred on December 31, 2012); and (b) payment of all outstanding and accrued regular and vacation pay and expenses to the date of termination.  In the event that Mr. Langille is terminated due to a disability the above payments shall be reduced by any payments he receives from the Company’s long term disability insurance during the period in respect of which severance payments are to be made.  In the event of the termination of Mr. Langille’s employment by the Company or by Mr. Langille for any reason within nine months of a Control Change, Mr Langille shall automatically be entitled to (i) if the Control Change occurs during the initial three year term, the balance of the remuneration owing for the remainder of the initial three year term; (ii) if Mr. Langille’s employment is renewed beyond the initial three year term and if his employment is then for a fixed term and if the Control Change occurs during the fixed term, Mr. Langille shall be entitled to the balance of the remuneration he would have earned for the balance of the fixed term; or (iii) if the Control Change occurs while Mr. Langille is employed on an indefinite basis, he shall be entitled to (a) an amount equal to twice his annual salary (subject to applicable deductions) and (b) payment of all outstanding and accrued regular and vacation pay and expenses to the date of termination. Upon Mr. Langille’s termination all options which he holds shall vest immediately and continue to be available for exercise for a period of 30 days following the date of termination, after which such rights shall expire (estimated to be valued at $406,188 assuming termination occurred on December 31, 2012).

Janice Clarke - Ms. Clarke’s agreement provides that in the event that the officer’s employment is terminated, by the Company other than for just cause, by the officer for good reason or by the officer within six months of a control change, the officer is entitled to (i) a lump sum payment equal to 150% of the then current base salary, (ii) all outstanding and accrued regular and vacation pay and expenses and (iii) the immediate vesting of her options which shall continue to be available for exercise for a period of 30 days following the date of termination. The value of the foregoing payments is estimated to be $246,154 assuming termination occurred on December 31, 2012.

For the purposes of the above described agreements "good reason" includes the following:(a) a change (other than those that are clearly consistent with a promotion) in the executive's position or duties, responsibilities (including to whom the executive reports and who reports to the executive), title or office, which includes any removal of the executive from or any failure to re-elect or re-appoint the executive to any such positions or offices; (b) a reduction by the Company of the executive's salary, benefits or any other form of remuneration or change in the basis upon which the executive's salary, benefits or any other form of remuneration payable by the Company is determined or any failure by the Company to increase the executive's salary, benefits or other forms of remuneration payable by the Company in a manner consistent (both as to frequency and percentage increase) with practices in effect at the time in question with respect to the senior executives of the Company; (c) any failure by the Company to continue in effect any benefit, bonus, incentive, remuneration or compensation plan, stock option plan, pension plan or retirement plan in which the executive is participating or entitled to participate, or the Company taking any action or failing to take any action that would adversely effect the executive's participation in or reduce the officer’s rights or benefits under or pursuant to any such plan, where the Company failing to increase or improve such rights or benefits on a basis consistent with practices in effect at the time in question with respect to the senior executives of the Company; (d), with respect to Ms. Clarke and Ms. Hartshorn, any failure by the Company to provide the executive with the number of paid vacation days to which she was entitled at the time in question or the Company failing to increase such paid vacation on a basis consistent with practices in effect at the time in question with respect to the senior executives of the Company; (e) the Company taking any action to deprive the executive of any material fringe benefit not hereinbefore mentioned and enjoyed by him or her immediately prior to the time in question, or the Company failing to increase or improve such material fringe benefits on a basis consistent with practices in effect at the time in question with respect to the senior executives of the Company; (f) any breach by the Company of any material provision of the agreement; (g) with respect to each executive other than Ms. Hartshorn, the good faith determination by the executive that constructive dismissal of the executive has occurred; or (h) the failure by the Company to obtain, in a form satisfactory to the executive, an effective assumption of its obligations hereunder by any successors to the Company, including a successor to a material portion of its business.

For the purposes of the employment agreement a "Control Change" means (a) the acquisition or continued ownership of shares of the Company and/or securities ("Convertible Securities") convertible into, exchangeable for or representing the right to acquire shares of the Company as a result of which a person, group of persons or persons acting jointly or in concert or persons associated or affiliated (within the meanings of the Business Corporations Act (Ontario)) with any such person, group of persons or any of such persons acting jointly or in concert (collectively, the "Acquirors") beneficially own shares of the Company and/or Convertible Securities such that, assuming only the conversion, exchange or exercise of Convertible Securities beneficially owned by the Acquirors, the Acquirors would beneficially own shares of the Company that would entitle the holders thereof to cast more than 50% of the votes cast attaching to all shares of the Company that may be cast to elect members of the Board; and (b) exercise of voting power over all or any such shares of the Company so as to cause or result in the election of such number of directors of the Company as would constitute a majority of the Board and who were not incumbent directors.

Director Compensation

The following table sets out the total compensation earned by each non-executive director who served in that capacity for any part of the most recently completed financial year:

Name	Fees earned ($)	Share-based awards ($)	Option-based awards ($)	Pension value ($)	All other compensation ($)	Total ($)
Steven Goldman(1)	13,500	Nil	24,600	Nil	Nil	38,100
John Gregory	10,000	Nil	24,600	Nil	Nil	34,600
John Kime(1)(2)(4)	18,500	Nil	24,600	Nil	Nil	43,100
Arnold Tenney(2)	Nil	Nil	28,700	Nil	150,000(3)	178,700
F. Martin Thrasher(1)	14,000	Nil	24,600	Nil	Nil	38,600

Notes:

(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    The Company entered into a financial advisory and consulting agreement with LMT, in consideration for services provided under this agreement, LMT earned a fee of $150,000 (Cdn.) in 2012. Please see "Interest of Informed Persons in Material Transactions" for further discussion.
(4)    Audit Committee Chairman.

Option-based awards

The following table sets out details, as at December 31, 2012, of options held by each non-executive director who served in that capacity for any part of the most recently completed financial year:

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price (Cdn$)	Option Expiration Date	Value of Unexercised In-the-Money Options (Cdn$)(1)
Steven Goldman	30,000 90,000 7,500	0.41 0.95 1.00	June 22, 2016 June 30, 2015 December 9, 2014	10,200 Nil Nil
John Gregory	30,000 90,000 30,000	0.41 0.95 1.00	June 22, 2016 June 30, 2015 December 9, 2014	10,200 Nil Nil
John Kime	30,000 90,000 30,000	0.41 0.95 1.00	June 22, 2016 June 30, 2015 December 9, 2014	10,200 Nil Nil
Arnold Tenney	30,000 105,000 35,000	0.41 0.95 1.00	June 22, 2016 June 30, 2015 December 9, 2014	10,200 Nil Nil
F. Martin Thrasher	30,000 90,000 30,000	0.41 0.95 1.00	June 22, 2016 June 30, 2015 December 9, 2014	10,200 Nil Nil

Notes:

 (1)           Calculated as the aggregate dollar value of options vested during the year that would have been realized if the options under the option-based award had been exercised on the vesting date.

Name	Option-based awards – Value vested during 2012 (Cdn$)	Non-equity incentive plan compensation – Value earned during 2012 (Cdn$)
Steven Goldman	24,600	Nil
John Gregory	24,600	Nil
John Kime	24,600	Nil
Arnold Tenney	24,600	Nil
F. Martin Thrasher	24,600	Nil

Notes:

(1)
Calculated as the aggregate dollar value of options vested during the year that would have been realized if the options under the option-based award had been exercised on the vesting date. All options which vested in the year were out-of-money at the time the options vested.

Non-executive directors are paid fees for their services as directors.  Each non-executive director receives an annual base fee of $6,000 per year and $500 per each half day for Board meetings in excess of five (5) meetings attended. The chairman of the Board and the chairman of the audit committee receives an additional fee of $4,000 per year, each audit committee member receives an additional fee of $4,000 per year and each compensation committee member receives and additional $1,000 per year. Non-executive directors are entitled to receive compensation to the extent that they provide services to the Company at rates that would be charged by such directors for such services to arm's length parties. Directors are also entitled to participate in the Stock Option Plan and, at the time of joining the Board, directors are granted options to purchase common shares. During the year ended December 31, 2012, no stock options were granted to non-executive directors.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,212,952	$0.65	748,052
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	3,212,952	$0.65	748,052

General Description of the Stock Option Plan

The Stock Option Plan is administered by the Board or, if applicable, by the Compensation Committee.  A full copy of the Stock Option Plan is available to shareholders of the Company upon request.

The following is a brief description of the principal terms of the Stock Option Plan, which description is qualified in its entirety by the terms of the Stock Option Plan:

1.           The aggregate number of common shares which may be issued and sold under the Stock Option Plan will not exceed 10% of the issued and outstanding shares at the time of grant of any option under the Stock Option Plan.

2.           The option price of any common shares in respect of which an option may be granted shall be fixed by the Board provided that the minimum exercise price shall not be less than the last closing price of the common shares on the OTC Markets Group before the date of grant less the applicable permitted discount.

3.           Stock options under the Stock Option Plan may be granted by the Board or the Compensation Committee to directors, senior officers, employees or consultants of the Company, collectively known as the "Participants".

4.           Options granted under the Stock Option Plan are exercisable over a period not exceeding five years, provided that notwithstanding the foregoing, if the amendments set forth herein are approved, if the term of any Option granted under the Stock Option Plan ends on a day occurring during a blackout period (being the period imposed by the Company during which insiders are prohibited from trading in the securities of the Company), such option shall continue to be exercisable until 5:00 p.m. on the tenth trading day following the end of such black-out period.

5.           At the discretion of the Board or the Compensation Committee, options granted may vest immediately on the date of grant or in stages.

6.           The aggregate number of shares that can be issued under the Stock Option Plan is restricted as follows:

(a)
no options shall be granted to any Participant if the total number of Shares issuable to such Participant under the Stock Option Plan, together with any common shares reserved for issuance to such Participant under options for services or any other stock option plans, would exceed 5% of the issued and outstanding common shares;

(b)
no Options shall be granted to any Participant if such grant could result, at any time, in the number of common shares reserved for issuance pursuant to options or other stock options granted to insiders exceeding 10% of the issued and outstanding common shares;

(b)
no Options shall be granted to any Participant if such grant could result, at any time, in the issuance to insiders, within a one-year period, of a number of common shares exceeding 10% of the issued and outstanding common shares;

(c)
no Options shall be granted to any Participant if such grant could result, at any time, in the issuance to any one insider and such insider’s associates, within a one-year period, of a number of common shares exceeding 5% of the issued and outstanding common shares;

(d)
the issuance to any one Participant within a one-year period, of a number of common shares purchasable upon the exercise of options granted during such a one-year period shall not exceed 5% of the issued and outstanding common shares;

(e)	the number of common shares reserved for issuance pursuant to options granted to consultants shall not exceed 2% of the issued and outstanding common shares; and

(f)	the number of common shares reserved for issuance to persons employed in investor relations activities shall not exceed 2% of the issue and outstanding common shares

7.           In the event the Company proposes to amalgamate, merge or consolidate with any other corporation (other than a wholly-owned subsidiary) or to liquidate, dissolve or wind-up, or in the event an offer to purchase or repurchase the common shares of the Company or any part thereof shall be made to all or substantially all holders of Shares of the Company, the Company has the right to permit the exercise of all such options within the 20 day period next following the date of such notice and to determine that upon the expiration of such 20 day period, all rights of the Participant to such options or to exercise same (to the extent not theretofore exercised) shall terminate;

8.           In the event of the sale by the Company of all or substantially all of the assets of the Company as an entirety or substantially as an entirety so that the Company shall cease to operate as an active business, any outstanding option may be exercised as to all or any part of the optioned shares in respect of which the Participant would have been entitled to exercise the option in accordance with the provisions of the Stock Option Plan at the date of completion of any such sale at any time up to and including, but not after the earlier of: (i) the close of business on that date which is 30 days following the date of completion of such sale; and (ii) the expiry of the options; but the Participant shall not be entitled to exercise the option with respect to any other optioned shares

9.           No option is transferable or assignable by the Participant other than by will or the laws of descent and distribution and an option shall be exercisable during his or her lifetime only by the Participant.

10.           The Board may, without shareholder approval, amend, vary or discontinue the Stock Option Plan at any time subject to certain regulatory restrictions. Any such amendment, variance or discontinuance of the Stock Option Plan is subject to the approval thereof by any stock exchanges on which the common shares are listed and posted for trading.  In addition, certain types of amendments also require shareholder approval.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Since the beginning of the last completed financial year and up to May 16, 2013, no director, executive officer or employee or former executive officer, director or employee of the Company or any of its subsidiaries was indebted to the Company.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Company provides insurance for the benefit of the directors and officers of the Company against liability incurred by them in these capacities.  The current annual policy limit is $5,000,000.  Protection is provided to directors and officers for certain wrongful acts or omissions done or committed during the course of their duties as such.  Under the policy, the Company is reimbursed for payments which it is required or permitted to make to its directors and officers to indemnify them.  The current annual premium is $28,080.  No claims have been made under the policy.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

For the fiscal year ended December 31, 2012 and for the period from January 1, 2013 to the date hereof, informed persons of the Company, proposed directors and associates and affiliates of any such persons did not have an interest in any transactions or proposed transactions which have materially or would materially affect the Company.

REGISTRAR AND TRANSFER AGENT

Equity Financial Trust Company, 200 University Avenue, Suite 400, Toronto, Ontario M5H 4H1, is the registrar and transfer agent for the Company's common shares.

OTHER BUSINESS

Management of the Company knows of no amendment, variation or other matter to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, however, the accompanying proxy will be voted on such matter in accordance with the best judgment of the person or persons voting the proxy.

ADDITIONAL INFORMATION

Additional information relating to the Company can be found on SEDAR at www.sedar.com or SEC at www.sec.com.  Financial information is provided in the Company's comparative financial statements and management discussion and analysis. Copies of the Company’s financial statements and management discussion and analysis may be obtained, without charge, upon request to the Chief Financial Officer at Tribute Pharmaceuticals Canada Inc., 151 Steeles St E, Milton, ON L9T 1Y1; Tel: (519) 434-1540; Fax: (519) 434-4382.

FUTURE STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2014 Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office no earlier than the date not less than 120 days nor more than 90 days prior to the annual meeting, unless the date of the meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the prior year's annual meeting, in which case the stockholder's notice of proposal to Synergy must be received within 10 days after the public announcement of such advancement or delay. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) shares of common stock equal to either (a) $2,000 in market value or (b) 1% of our outstanding common stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials. Stockholders who wish to make a proposal at the 2014 annual meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than February 22, 2014.

APPROVAL OF DIRECTORS

The contents and the sending of this Amended and Restated Management Information Circular have been approved by the directors of the Company.

DATED as of the 5th day of June, 2013.

ROBERT HARRIS
President and Chief Executive Officer

SCHEDULE "A"
TRIBUTE PHARMACEUTICALS CANADA INC.
(the "Company")
AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of the Company is to provide an open avenue of communication between management, the Company's independent auditor and the Board to assist the Board in its oversight of:

●	the integrity, adequacy and timeliness of the Company's financial reporting and disclosure practices;
●	the Company's compliance with legal and regulatory requirements relating to financial reporting; and
●	the independence and performance of the Company's independent auditor.

The Committee shall also perform any other activities consistent with this Charter, the Company's articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chairman from among their number. All of the members of the Committee must be "independent" and "financially literate" as such terms are defined in National Instrument 52-110 "Audit Committees" (the "Instrument"), subject to the exemptions provided in the Instrument. The quorum for a meeting of the Committee is a majority of the members. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee's role is one of oversight. Management is responsible for preparing the Company's financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles ("GAAP"). Management is also responsible for establishing internal controls and procedures for maintaining the appropriate accounting and financial reporting principles and policies designed to ensure compliance with accounting standards and all applicable laws and regulations.

The independent auditor's responsibility is to audit the Company's financial statements and provide its opinion, based on its audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board, the independent auditor to be nominated for the purpose of auditing the Company's financial statements, preparing or issuing an auditor's report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditor. The Committee is also directly responsible for the evaluation of, and oversight of, the work of the independent auditor. The independent auditor shall report directly to the Committee.

AUTHORITY AND RESPONSIBILITIES

1.           Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.	Review the appointments of the Company's Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.
Review with management and the independent auditor the adequacy and effectiveness of the Company's accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.
Review with management and the independent auditor, the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.
Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.
Review the Company's financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.
Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditor's judgment about the quality and appropriateness of the Company's accounting policies. This review may include discussions with the independent auditor without the presence of management.

8.	Review with management and the independent auditor significant related party transactions and potential conflicts of interest.

9.	Pre-approve all non-audit services to be provided to the Company by the independent auditor.

10.
Monitor the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and all non-audit work performed for the Company by the independent auditor.

11.	Establish and review the Company's procedures for the:

●	receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and
●	confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.
Conduct or authorize investigations into any matter that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.
Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of the Instrument, relevant legislation and the articles of the Company.

TRIBUTE PHARMACEUTICALS CANADA INC.
("Corporation")

FORM OF PROXY ("PROXY")

Annual and Special Meeting
June 20, 2013 at 11:00 A.M. (EDT)
Offices of the Company, 151 Steeles Ave E
Milton, Ontario L9T 1Y1
("Meeting")

RECORD DATE:	May 16, 2013
CONTROL NUMBER:	«CONTROL_NUMBER»
SEQUENCE #:	«SEQUENCE_NUMBER» - «CUSIP» - «PartAcct_No»
FILING DEADLINE FOR PROXY:	June 18, 2013 at 11:00 A.M. (EDT)

VOTING METHODS	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	(416) 595-9593
MAIL or HAND DELIVERY	EQUITY FINANCIAL TRUST COMPANY 200 University Avenue, Suite 400, Toronto, Ontario, M5H 4H1

The undersigned hereby appoints **Robert Harris, Director, President and Chief Executive Officer** of the Corporation, or failing him, **Arnold Tenney, Director**, ("Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment(s) thereof in accordance with voting instructions, if any, provided below.

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DRAFT

*** SEE VOTING GUIDELINES ON REVERSE ***

RESOLUTIONS - MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	FOR	WITHHOLD
a) Steven Goldman	☐	☐
b) John Gregory	☐	☐
c) Robert Harris	☐	☐
d) John Kime	☐	☐
e) Scott Langille	☐	☐
f) Arnold Tenney	☐	☐
g) F. Martin Thrasher	☐	☐

2. Appointment of Auditors	FOR	WITHHOLD
Appointment of **McGovern, Hurley, Cunningham LLP** as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

3. Compensation of Executive Officers	FOR	AGAINST	ABSTAIN
Approve, on an advisory basis, the compensation of the Corporation's named executive officers.	☐	☐	☐

4. Compensation Advisory Votes	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Recommend, on an advisory basis, the frequency with which the Corporation should conduct future stockholder advisory votes on named executive officer compensation.	☐	☐	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED.**

Signature of Registered owner(s) *Date (MM/DD/YYYY)*

EQUITY Equity Financial Trust Company

Proxy Voting - Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **Each shareholder has the right to appoint a person other than Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the shareholders of the Corporation.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and *must be received by Equity Financial Trust Company* before the ***Filing Deadline for Proxies***, noted overleaf or in the case of any adjournment of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned meeting. Late proxies may be accepted or rejected by the Chairman of the meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
8. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the shareholder may be required to provide documentation evidencing the signatory's power to sign the proxy.

Investor inSite

Equity Financial Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit www.equityfinancialtrust.com/onlineservices

Click on, "*Login to Investor inSite*" and complete the registration form under "*Register Online Now*". Call us toll free at 1-866-393-4891 with any questions.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I HEREBY CERTIFY that I am a security holder of the Corporation, and as such, request that you provide me with the following:

☐ **Annual Financial Statement with MD&A** ☐ **Interim Financial Statements with MD&A**

If you are casting your vote online and wish to receive financial statements, please fax this side to (416) 595-9593.

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TRIBUTE PHARMACEUTICALS CANADA INC.
FISCAL YEAR

DRAFT

EquityFinancialTrust.com
VANCOUVER CALGARY TORONTO MONTRÉAL